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                                                              EXHIBIT 10.1(w)(3)

                                 AMENDMENT NO. 4
                                     TO THE
                SENSIENT TECHNOLOGIES TRANSITION RETIREMENT PLAN
                     (As Restated Effective October 1, 1998)

         WHEREAS, Sensient Technologies Corporation (the "Company") maintains the Sensient Technologies Transition Retirement Plan (the "Plan"); and

         WHEREAS, the Company desires to amend the Plan, effective as of January 1, 2002, to: incorporate, in good faith, the provisions of the Economic Growth and Tax Relief Reconciliation Act of 2001 and modify the Plan's claims procedure in accordance with Department of Labor regulations; and

         WHEREAS, the Company desires to further amend the Plan, effective as of January 1, 2003, to incorporate "model" Internal Revenue Service language regarding minimum required distributions.

         NOW, THEREFORE, the Plan, which except as otherwise herein provided shall remain in full force and effect, is hereby amended as follows:

         1. Section 1.3 of the Plan is amended, effective as of January 1, 2002, by the addition of the following sentence to the end thereof:

         "The Plan was further amended, effective as of January 1, 2002, to comply with applicable requirements of the Economic Growth and Tax Relief Reconciliation Act of 2001."

         2. Subparagraphs (d)(2)(A) and (B) of Section 6.5 of the Plan are amended, effective as of January 1, 2002, by deleting them in their entirety and by inserting new subparagraphs (d)(2)(A) and (B) in their place and stead to read as follow:

            "(A) Eligible Rollover Distribution: An eligible rollover
                 distribution is any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives - (or joint life expectancies) of the distributee and the distributee's designated beneficiary, or for a specified period of ten (10) years or more; any distribution to the extent such distribution is required under Internal Revenue Code Section 401(a)(9); any distribution which is made upon hardship of the distributee, and the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities) unless such portion is transferred only to an individual retirement account or annuity described in
                 Section 408(a) or (b) of the Internal Revenue Code, or to a qualified defined contribution plan described in Section 401(a) or

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              403(a) of the Internal Revenue Code that agrees to separately account for amounts so transferred, including separately accounting for the portion of such distribution which is includible in gross income and the portion of such distribution which is not so includible.

         (B) Eligible Retirement Plan: An eligible retirement plan is an individual retirement account described in Internal Revenue Code
              Section 408(a), an individual retirement annuity plan described in Internal Revenue Code Section 408(b), an annuity plan described in Internal Revenue Code Section 403(a), a qualified trust described in Internal Revenue Code Section 401(a), an annuity contract described in Internal Revenue Code Section 403(b) or an eligible plan under Internal Revenue Code Section 457(b) maintained by a state, political subdivision of a state, or any agency or instrumentality of a state and which agrees to separately account for amounts transferred into such plan from this Plan."

    3. Section 6.6 is amended, effective as of January 1, 2003, by the addition of the following new paragraph (h) to read as follows:

         "(h) On and After January 1, 2002. For purposes of determining required minimum distributions for calendar years beginning with the 2003 calendar year, the provisions of Section 6.A shall apply."

    4. The Plan is amended, effective as of January 1, 2003, by the addition of a new Section 6.A to read in its entirety as follows:

                                  "Section 6.A

                        MINIMUM DISTRIBUTION REQUIREMENTS

                  6.A.1.   General Rules

         (a) Effective Date. The provisions of this Section 6.A will apply for purposes of determining required minimum distributions for calendar years beginning with the 2003 calendar year.

         (b) Precedence. The requirements of this Section 6.A will take precedence over any inconsistent provisions of the Plan.

         (c) Requirements of Treasury Regulations Incorporated. All distributions required under this Section 6.A will be determined and made in accordance with the Treasury regulations under Section 401(a)(9) of the Internal Revenue Code.

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                  6.A.2.   Time and Manner of Distribution.

         (a) Required Beginning Date. The Participant's entire interest will be distributed, or begin to be distributed, to the Participant no later than the Participant's required beginning date.

         (b) Death of Participant Before Distributions Begin. If the Participant dies before distributions begin, the Participant's entire interest will be distributed, or begin to be distributed, no later than as follows:

                  (1) If the Participant's surviving spouse is the Participant's sole designated beneficiary, then distributions to the surviving spouse will begin by December 31 of the calendar year immediately following the calendar year in which the Participant died, or by December 31 of the calendar year in which the Participant would have attained age 70 1/2, if later.

                  (2) If the Participant's surviving spouse is not the Participant's sole designated beneficiary, then, distributions to the designated beneficiary will begin by December 31 of the calendar year immediately following the calendar year in which the Participant died.

                  (3) If there is no designated beneficiary as of September 30 of the year following the year of the Participant's death, the Participant's entire interest will be distributed by December 31 of the calendar year containing the fifth anniversary of the Participant's death.

                  (4) If the Participant's surviving spouse is the Participant's sole designated beneficiary and the surviving spouse dies after the Participant but before distributions to the surviving spouse begin, this Section 6.A.2(b), other than Section 6.A.2(b)(1), will apply as if the surviving spouse were the Participant.

                  For purposes of this Section 6.A.2(b) and 6.A.4, unless
                  Section 6.A2(b)(4) applies, distributions are considered to begin on the Participant's required beginning date. If
                  Section 6.A.2(b)(4) applies, distributions are considered to begin on the date distributions are required to begin to the surviving spouse under Section 6.A.2(b)(1). If distributions under an annuity purchased from an insurance company irrevocably commence to the Participant before the Participant's required beginning date (or to the Participant's surviving spouse before the date distributions are required to begin to the surviving spouse under Section 6.A.2(b)(1)), the date distributions are considered to begin is the date distributions actually commence.

         (c) Forms of Distribution. Unless the Participant's interest is distributed in the form of an annuity purchased from an insurance company or in a

                                       3

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                  single sum on or before the required beginning date, as of the first distribution calendar year distributions will be made in accordance with Sections 6.A.3 and 6.A.4 of this Section 6.A. If the Participant's interest is distributed in the form of an annuity purchased from an insurance company, distributions thereunder will be made in accordance with the requirements of
                  Section 401(a)(9) of the Internal Revenue Code and Treasury regulations.

                  6.A.3. Required Minimum Distributions During Participant's Lifetime.

         (a) Amount of Required Minimum Distribution For Each Distribution Calendar Year. During the Participant's lifetime, the minimum amount that will be distributed for each distribution calendar year is the lesser of:

                  (1) the quotient obtained by dividing the Participant's account balance by the distribution period in the Uniform Lifetime Table set forth in Section 1.401(a)
                         (9)-9 of the Treasury regulations, using the Participant's age as of the Participant's birthday in the distribution calendar year, or

                  (2) if the Participant's sole designated beneficiary for the distribution calendar year is the Participant's surviving spouse, the quotient obtained by dividing the Participant's account balance by the number in the Joint and Last Survivor Table set forth in Section 1.401(a)(9)-9 of the Treasury regulations, using the Participant's and spouse's attained ages as of the Participant's and spouse's birthdays in the distribution calendar year.

         (b) Lifetime Required Minimum Distributions Continue Through Year of Participant's Death. Required minimum distributions will be determined under this Section 6.A.3 beginning with the first distribution calendar year and up to and including the distribution calendar year that includes the Participant's date of death

                  6.A.4. Required Minimum Distributions After Participant's Death On or after Date Distributions Begin.

         (a) Participant Survived by Designated Beneficiary. If the Participant dies on or after the date distributions begin and there is a designated beneficiary, the minimum amount that will be distributed for each distribution calendar year after the year of the Participant's death is the quotient obtained by dividing the Participant's account balance by the longer of the remaining life expectancy of the Participant or the remaining life expectancy of the Participant's designated beneficiary, determined as follows:

                  (1) The Participant's remaining life expectancy is calculated using the age of the Participant in the year of death, reduced by one for each subsequent year.

                  (2) If the Participant's surviving spouse is the Participant's sole designated beneficiary, the remaining life expectancy of the surviving spouse is calculated for each distribution calendar year after the year of the Participant's death using the surviving spouse's age as of the spouse's birthday in that year. For distribution calendar years after the year of the surviving spouse's death, the remaining life expectancy of the surviving spouse is calculated using the age of the surviving spouse as of the spouse's birthday in the calendar year of the spouse's death, reduced by one for each subsequent calendar year.

                  (3) If the Participant's surviving spouse is not the Participant's sole designated beneficiary, the designated beneficiary's remaining life expectancy is calculated using the age of the beneficiary in the year following the year of the Participant's death, reduced by one for each subsequent year.

         (b) No Designated Beneficiary. If the Participant dies on or after the date distributions begin and there is no designated beneficiary as of September 30 of the year after the year of the Participant's death, theminimum amount that will be distributed for each distribution calendar year after the year of the Participant's death is the quotient obtained by dividing the Participant's account balance by the Participant's remaining life expectancy calculated using the age of the Participant in the year of death, reduced by one for each subsequent year.

                  6.A.5. Definitions. For purposes of this Section, the following definitions shall have the following meanings:

         (a) Designated beneficiary. The individual who is designated as the Beneficiary under Section 2.2 of the Plan and is the designated beneficiary under Section 401(a)(9) of the Internal Revenue Code and Section 1.401(a)(9)-1, Q&A-4,of the Treasury regulations.

         (b) Distribution calendar year. A calendar year for which a minimum distribution is required. For distributions beginning before the Participant's death, the first distribution calendar year is the calendar year immediately preceding the calendar year which contains the Participant's required beginning date. For distributions beginning after the Participant's death, the first distribution calendar year is the calendar year in which distributions are required to begin under Section 6.A.2(b). The required minimum distribution for the Participant's first distribution calendar year will be made on or before the Participant's required beginning date. The
                                       5
                  required minimum distribution for other distribution calendar years, including the required minimum distribution for the distribution calendar year in which the Participant's required beginning date occurs, will be made on or before December 31 of that distribution calendar year.

         (c) Life expectancy. Life expectancy as computed by use of the Single Life Table in Section 1.401(a)(9)-9 of the Treasury regulations.

         (d) Participant's account balance. The account balance as of the last Valuation Date in the calendar year immediately preceding the distribution calendar year (valuation calendar year) increased by the amount of any contributions made and allocated or forfeitures allocated to the Account Balance as of dates in the valuation calendar year after the Valuation Date and decreased by distributions made in the valuation calendar year after the Valuation Date. The account balance for the valuation calendar year includes any amounts rolled over or transferred to the Plan either in the valuation calendar year or in the distribution calendar year if distributed or transferred in the valuation calendar year.

         (e) Required beginning date. The date specified in Section 6.4(f) of the Plan."

    5. Section 7.4 of the Plan is amended, effective as of January 1, 2002, by deleting it and by inserting a new Section 7.4 in its place and stead to read as follows:

                           "7.4 Claims Procedures. Claims made for benefits under the Plan shall be processed in accordance with the following paragraphs:

                  (a) Claims for benefits under the Plan shall be submitted in writing to the Committee, or a person designated by the Committee, on a form prescribed for such purpose. Within 90 days after its receipt of any claim for a benefit under the Plan, the Committee
                           (or its delegate) shall give written notice to the claimant of its decision on the claim unless the Committee (or its delegate) determines that special circumstances require an extension of time for processing the claim. If an extension of time for processing the claim is needed, a written notice shall be furnished to the claimant within the 90-day period referred to above which states the special circumstances requiring the extension and the date by which a decision can be expected, which shall be no more than 180 days from the date the claim was filed. If a claim for a benefit is being denied, in whole or in part, such notice shall be written in a manner calculated to be understood by the claimant and shall include:

                           (1) the specific reason or reasons for such denial;

                           (2) specific references to Plan provisions upon which the denial is based;

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

                           (3) a description of any additional material or information which may be needed to perfect the request, including an explanation of why such material or information is necessary; and

                           (4) an explanation of the Plan's claim review procedures and the time limits applicable to such procedures including a statement of the claimant's right to bring a civil action under ERISA Section 502(a) following an adverse benefit determination on appeal.

                  (b) Any claimant whose claim for benefits has been denied by the Committee (or its delegate) may appeal to the Committee for a review of the denial by making a written request therefore within 60 days of receipt of a notification of denial. Any such request may include any written comments, documents, records and other information relating to the claim and may include a request for `relevant' documents to be provided free of charge. The claimant may, if he or she chooses, request a representative to make such written submissions on his or her behalf.

                           (1) Within 60 days after receipt of a request for an appeal, the Committee shall notify the claimant in writing of its final decision. If the Committee determines that special circumstances require additional time for processing, the Committee may extend such 60-day period, but not by more than an additional 60 days, and shall notify the claimant in writing of such extension. If the period of time is extended due to a claimant's failure to submit information necessary to decide a claim, the period for making the benefit determination on appeal shall be tolled from the date on which the notification of the extension is sent to the claimant until the date on which the claimant responds to the request for additional information.

                           (2)     In the case of an adverse benefit
                                   determination on appeal, the Committee will provide written notification to the claimant, set forth in a manner calculated to be understood by the claimant, of:

                                   (A)      the specific reason or reasons for
                                            the adverse determination on appeal;

                                   (B)      the specific Plan provisions on
                                            which the denial of appeal is based;

                              (C) a statement that the claimant is entitled to
                                  receive, upon request and free of charge, reasonable access to, and copies of all documents, records, and other information `relevant' to the claimant's claim for benefits; and

                              (D) a statement of the claimant's right to being a
                                  civil action under ERISA Section 502(a).

                    (c) A document, record or other information shall be considered `relevant' to a claimant's claim if such document, record or other information: (1) was relied upon in making the benefit determination; (2) was submitted, considered, or generated in the course of making the benefit determination, without regard to whether such document, record, or other information was relied upon in making the benefit determination; or (3) demonstrates compliance with the administrative processes and safeguards required in making the benefit determination."

     6. Paragraph (a) of Section 9.1 of the Plan is amended, effective as of January 1, 2002, by deleting it in its entirety and by inserting a new paragraph
(a) in its place and stead to read as follows:

          "(a) The annual addition to a Participant's accounts for any `limitation year' for purposes of this Section and Section 415 of the Internal Revenue Code, when added to the Participant's annual additions for that limitation year under any other qualified defined contribution plan of the Company or an Affiliated Company shall not exceed the lesser of (i) $40,000, adjusted for increases in the cost-of-living under Section 415(d) of the Internal Revenue Code; or (ii) 100% of the Participant's compensation within the meaning of Section 415(c)(3) of the Internal Revenue Code, for the limitation year. The compensation limit referred to in (ii) above shall not apply to any contribution for medical benefits after separation from service (within the meaning of Section 401(h) or Section 419A(f)(2) of the Internal Revenue Code) which is otherwise treated as an annual addition."

     7. Section 10 of the Plan is amended, effective as of January 1, 2002, by deleting it in its entirety and inserting a new Section 10 in its place and stead to read as follows:

                                   "Section 10

                        SPECIAL RULES FOR TOP-HEAVY PLANS

                        "10.1   Definition of Key Employee:  A key employee is
          any Employee or former Employee (including any deceased Employee) who at any time during the Plan Year that includes the determination date was: (i) an officer of the Company or an Affiliated Company having annual compensation greater than $130,000 (as adjusted under Internal Revenue Code Section 416(i)(1) for Plan Years beginning after December 31, 2002), (ii) a five percent owner of the Company or an Affiliated Company, or (iii) a one percent owner of the Company or an Affiliated Company having annual compensation greater than $150,000. For purposes of this definition the following paragraphs shall also apply:

                    (a) The terms `key employee,' `former key employee,' and `non-key employee' include the beneficiaries of such individuals. The term `non-key employee' means any Employee who is not a key employee.

                    (b) Whether an individual is an officer shall be determined upon the basis of all the facts, including, for example, the source of the officer's authority, the term for which elected or appointed, and the nature and extent of the duties to be performed.

                    (c) Self-employed individuals are to be treated as Employees and their earned income form self-employment is to be treated as compensation for purposes of this Section.

                    The determination of who is a key employee will be made in accordance with Section 416(i)(1) of the Internal Revenue Code and the applicable regulations and other guidance of general applicability issued thereunder."

                         10.2. Aggregation Rules. Plans shall be aggregated pursuant to Section 9.6. The following paragraphs describe the required aggregation and permissive aggregation rules:

                    (a) Required Aggregation Group. The required aggregation group of the Company includes each qualified retirement plan (including a simplified employee pension plan) of the Company in which a key employee participates in the Plan Year containing the determination date, or any of the four (4) preceding Plan Years. In addition, each other such plan of the Company which, during this period, enables any such plan in which a key employee participates to meet the nondiscrimination in benefits or contributions requirements of Section 401(a)(4) of the Internal Revenue Code or the minimum participation standards of Section 410 of the Internal Revenue Code, is part of the required aggregation group.

                    (b) Permissive Aggregation Group. A permissive aggregation group consists of plans of the Company that are required to be aggregated, plus one or more plans that are not part of a required aggregation group but that satisfy the requirements of Sections 401(a)(4) and 410 of the Internal Revenue Code when considered together with the required aggregation group.

                    (c) Collectively Bargained Plans. Collectively bargained plans that include a key employee must be included in the required aggregation group for the Company. Collectively bargained plans that do not include a key employee may be included in a permissive aggregation group. The special top-heavy rules do not apply to collectively bargained plans, however, whether or not they include a key employee.

                         10.3 Determination Date. Whether a plan is top-heavy is determined on the determination date. The determination date is (i) the last day of the preceding Plan Year, or (ii) in the case of the first Plan Year, the last day of such first Plan Year. The present value of accrued benefits and distribution made as of the determination date are generally determined as of the determination date. An Employee's status as a key employee is based on the Plan Year containing the determination date. If more than one plan is aggregated pursuant to Section 10.2, the present value of the accrued benefits (including distributions for key employees and all Employees) is determined separately for each plan as of each plan's determination date. The plans are then aggregated by adding the results of each plan as of the determination dates for such plans that fall within the same calendar year. If the total results show that the plans are top-heavy, each plan will be top-heavy for the plan year commencing immediately following its respective determination date.

                         10.4 Present Value of Accrued Benefits in a Defined Contribution Plan. The present value of accrued benefits in the Plan, for purposes of this Section 10, as of the determination date for any individual (computed using a five percent (5%) interest assumption and a 1971 GAM assumption), includes the balance of (i) the individual's Company Contribution Account as of the most recent valuation date occurring within a twelve (12) month period ending on the determination date, and (ii) an adjustment for employer contributions due as of the determination date. In the case of a defined contribution plan, other than a money purchase pension plan, the adjustment in (ii) is generally the amount of any Company contributions actually made after the valuation date but on or before the determination date. However, in the first Plan year of the Plan, the adjustment in (ii) should also reflect the amount of any contributions made after the determination date that are allocated as of a date in the first Plan year. In the case of a money purchase plan, the account balance in (i) should include contributions that would be allocated as of a date not later than the determination date, even though those amounts are not yet required to be contributed. The adjustment in (ii) should reflect the amount of any contribution actually made (or due to be made) after the valuation date but before the expiration of the extended payment period in Section 412(c)(10) of the Internal Revenue Code. The present value of accrued benefits includes Employee contributions whether voluntary or mandatory, determined as the balance of such Employee's contribution account as of the determination date. If an Employee has not performed services for the employer maintaining the Plan at any time during the one (1) year period ending on the determination date, any accrued benefit for such individual (and the account of such individual) shall not be taken into account.

                    10.5 Adjustments to Present Value of Accrued Benefits.

               (a) Distributions. The present values of accrued benefits of an Employee as of the determination date shall be increased by the distribution made with respect to the Employee under the Plan and any plan aggregated with the Plan under Section 416(g)(2) of the Internal Revenue Code during the one (1) year period ending on the determination date. The preceding sentence shall also apply to distributions under a terminated plan which had it not been terminated would have aggregated with the Plan as part of the required aggregation group. In the case of a distribution made for a reason other than separation from service, death or disability, this provision shall be applied by substituting `five (5) year period' for one (1) year period.'

               (b) Rollovers and Plan-to-Plan Transfers. In the case of unrelated rollovers or plan-to- plan transfers, the plan providing the distributions always counts the distribution and the plan accepting the rollover or transfer does not consider the rollover part of the accrued benefit. In the case of related rollovers or transfers, the plan providing the rollover does not count the rollover as a distribution and the plan accepting the rollover counts the rollover in the present value of the accrued benefits. An unrelated rollover or transfer is both initiated by the Employee and made from a plan maintained by one employer to a plan maintained by another employer. A related rollover or transfer is either not initiated by the Employee or is made to a plan maintained by the same employer.

                    10.6 Top-Heavy Plan Definition and Ratio. The term "top-heavy group" means any aggregation group if the sum (as of the determination date) of the present value of the accrued benefits for key employees under all defined benefit plans included in such group and all defined contribution plans included in such group exceeds sixty percent (60%) of a similar sum determined for all Employees, excluding former key employees. In the case of plans that are required to be aggregated, each plan in the required aggregation group will be top-heavy if the group is top-heavy. No plan in the required aggregation group will be top-heavy if the group is not top-heavy. If a permissive aggregation group is top-heavy, only those plans that are part of the required aggregation group are top-heavy. Plans that are not part of the required aggregation group are not top-heavy. The Committee shall determine for each Plan Year whether the Plan is top-heavy, but precise top-heavy ratios need not be computed every year.

                    10.7 Adjustments to Plan Provisions if Plan is Top-Heavy. For any Plan Year that the Plan is top-heavy, the following adjustments to its provisions shall be applicable and shall be implemented by the Committee where necessary to preserve the qualified status of the
          Plan:

               (a)  Vesting. Notwithstanding the vesting schedule set forth in
                    Section 6.2 of the Plan, the Vested Balance of a Participant's Company Contribution Account shall be as set forth in Section 6.2, or greater, as set forth in the following schedule:

                        Years of Vesting Service         Vested Percentage
                        ------------------------         -----------------
                        Less than 2                             0%
                                  2                            20%
                                  3                            40%
                                  4                            60%
                                  5                            80%
                                  6                           100%

                    In applying this alternate vesting schedule, the same years of Vesting Service recognized for purposes of Section 6.2 shall be recognized hereunder. The Company Contribution Account subject to this alternate vesting schedule includes balances accrued before the Plan became top-heavy and before the top-heavy rules were adopted by law. This alternate vesting schedule shall not apply, however, to the Company Contribution Account of any Employee who is not credited with an Hour of Service in any Plan Year for which the Plan is determined to be top-heavy. When the Plan ceases to be top-heavy, the vesting schedule above shall be disregarded, and the schedule set forth in Section 6.2 shall again apply. However, in changing the vesting schedule, the requirements applicable to changes in vesting schedules described in Internal Revenue Code Section 411(a)(10) shall be satisfied. Thus, any portion of the accrued benefit that was nonforfeitable must remain nonforfeitable and any Employee with three (3) or more years of Vesting Service must be given the option of remaining under the vesting schedule in effect before the change.

               (b) Minimum Benefits. The Company contributions and forfeitures allocated to the Company Contribution Account of any non-key employee for each Plan Year in which the Plan is top -heavy must equal at least five percent (5%) of compensation for that Plan Year for each non-key employee. The Employees who must receive the defined contribution plan minimum benefit are all non-key employees covered by the Plan who have satisfied the eligibility requirements of the Plan as to age and waiting period of service, and who have not incurred a Termination of Employment as of the last day of the Plan Year. The Employees covered by the Plan include individuals who have (i) failed to complete one year of

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                           service, (ii) declined to make mandatory
                           contributions to the Plan, or (iii) been excluded from the Plan because such individual's compensation is less than a stated amount but must be considered `participants' to satisfy applicable coverage requirements. The minimum benefit to be provided hereunder may not be integrated with social security.

                  (c) Compensation. For purposes of this Article the term `compensation' means compensation as defined in Internal Revenue Code Section 415(c)(3)."

         IN WITNESS WHEREOF, the foregoing Amendment has been duly executed this ____ day of ___________, 2002.

                                               SENSIENT TECHNOLOGIES CORPORATION



                                               _________________________________

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